UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2023 (June 12, 2023)
_______________________

POINT BIOPHARMA GLOBAL INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware (State or other jurisdiction of incorporation)	001-39311 (Commission File Number)	85-0800493 (I.R.S. Employer Identification No.)
4850 West 78th Street, Indianapolis, IN, 46268
(Address of principal executive offices and zip)

(317) 543-9957
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Bridget Martell as Class I Director of the Company

On June 12, 2023, the board of directors (the “Board”) of POINT Biopharma Global Inc. (the “Company”) voted unanimously to appoint Dr. Bridget Martell (“Dr. Martell”) as a Class I Director of the Company, to fill the vacancy created following the expiration of Ms. Margaret E. Gilmour’s term as a Class I Director at the Company’s 2022 annual meeting of stockholders. Dr. Martell’s initial term as a director will expire at the Company’s 2025 annual meeting of stockholders. Dr. Martell will serve on the Company’s Nominating and Corporate Governance Committee.

Dr. Martell is a pharmaceutical executive. She started her pharmaceutical career at Pfizer, where she had roles in both the oncology and biosimilars business units. Dr. Martell has held leadership roles at companies including Kura Oncology and Juniper Pharmaceuticals. Dr. Martell is currently President and Chief Executive Officer of Artizan Biosciences, Inc., a precision medicine drug development platform company focusing on inflammatory disease and the microbiome. She holds a B.Sc. in Microbiology from Cornell University, an M.A. in Molecular Immunology from Boston University, and an M.D. from the Chicago Medical School.

In connection with her appointment, Dr. Martell, a non-employee director of the Company, will be granted a stock option award to purchase shares of the Company’s common stock, par value $0.0001 per share, having an approximate value of $412,500, calculated by dividing such amount by the Black-Scholes Value as of the date of grant. On a go-forward basis, Dr. Martell will be entitled to the standard compensation provided to non-employee directors of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 27, 2023. In addition, in connection with her appointment, Dr. Martell will enter into the Company’s standard form indemnification agreement, a copy of which has been filed as Exhibit 10.18 to the Current Report on Form 8-K filed by the Company with the SEC on July 1, 2021.

After considering all the relevant facts and circumstances, the Board determined that Dr. Martell qualifies as an independent director under the applicable listing standards of The Nasdaq Stock Market LLC. Dr. Martell does not have any arrangement or understanding with any other person pursuant to which she was appointed as a director. Dr. Martell does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023	POINT BIOPHARMA GLOBAL INC.

	By:	/s/ Bill Demers
	Name:	Bill Demers
	Title:	Chief Financial Officer